UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

ROYSTER-CLARK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-81235	76-0329525
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1251 Avenue of the Americas-Suite 900 New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-2965

(Former Name or Former Address, if Changed Since Last Report)

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include those regarding the Registrant’s financial position, business, marketing and product introduction and development plans and objectives of management for future operations, and other risks detailed in the Registrant’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits:

99.01	Press release dated August 12, 2004 announcing second fiscal quarter ended June 30, 2004 operating and financial results for Royster-Clark, Inc. Also announced was signing of a letter of intent for the sale of the nitrogen-manufacturing plant at East Dubuque. Any Internet addresses provided in this release are for informational purposes only and are not intended to be hyperlinks. According, no information in any of these internet addresses is included herein.

99.02	Press release dated August 9, 2004 issued by Rentech, Inc announcing the signing of a letter of intent with Royster-Clark, Inc. its intention to purchase the stock of Royster-Clark Nitrogen, Inc., and thereby acquire a 100% ownership of its 830 ton per day natural gas-fed nitrogen fertilizer production plant in East Dubuque, Illinois.

99.03	Letter of intent dated August 5, 2004 between Royster-Clark, Inc. and Rentech Development Corporation and its affiliates to acquire all of the issued and outstanding capital stock of Royster-Clark Nitrogen, Inc. which owns a nitrogen facility located in East Dubuque, Illinois.

ITEM 9. Regulation FD Disclosure

On August 12, 2004, Royster-Clark, Inc. announced that it has entered into a letter of intent with Rentech, Development Corporation., a wholly owned subsidiary of Rentech, Inc., to purchase the stock of Royster-Clark Nitrogen, Inc., and thereby acquire a 100% ownership of its 830 ton per day natural gas-fed nitrogen fertilizer production plant in East Dubuque, Illinois. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein in its entirety by reference into this Item 9. Also attached hereto as Exhibit 99.02 is a copy of the press release issued by Rentech, Inc. and attached hereto as Exhibit 99.03 is a copy of the letter of intent between Rentech Development Corporation and Royster-Clark, Inc and are both incorporated herein in its entirety by reference into this Item 9.

The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 12. Results of Operation and Financial Condition

On August 12, 2004, Royster-Clark, Inc. issued a press release announcing its operating and financial results for the three and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.01.

The information furnished in this Item 12 shall not be deemed “file” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royster-Clark, Inc.

Date: August 12, 2004	By:	/s/ Joel F. Dunbar
Joel F. Dunbar
Vice President, Assistant Secretary
and Controller

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FILED WITH THIS REPORT
99.01	Press release dated August 12, 2004 announcing second fiscal quarter ended June 30, 2004 operating and financial results for Royster-Clark, Inc. Also announced was signing of a letter of intent for the sale of the nitrogen-manufacturing plant at East Dubuque. Any Internet addresses provided in this release are for informational purposes only and are not intended to be hyperlinks. According, no information in any of these internet addresses is included herein.	X

99.02	Press release dated August 9, 2004 issued by Rentech, Inc announcing the signing of a letter of intent with Royster-Clark, Inc. its intention to purchase the stock of Royster-Clark Nitrogen, Inc., and thereby acquire a 100% ownership of its 830 ton per day natural gas-fed nitrogen fertilizer production plant in East Dubuque, Illinois.	X

99.03	Letter of intent dated August 5, 2004 between Royster-Clark, Inc. and Rentech Development Corporation and its affiliates to acquire all of the issued and outstanding capital stock of Royster-Clark Nitrogen, Inc. which owns a nitrogen facility located in East Dubuque, Illinois.	X